Note 6 - Disclosures to the interim condensed consolidated statements of income or loss - Inputs used in determination of fair value of the share options for the equity-settled share-based transactions (Details)
	6 Months Ended				12 Months Ended
	Jun. 30, 2022 € / shares	Jun. 30, 2022 USD ($)	Jun. 30, 2021 € / shares	Jun. 30, 2021 USD ($)	Dec. 31, 2021 € / shares	Dec. 31, 2021 USD ($)
Note To Financial Statement Details Textual
Share price (EUR)	€ 2.83		€ 2.83		€ 22.01
Exercise price (EUR)	€ 0.06		€ 0.06		€ 0.06
Risk-free interest rate		0.39%		(0.44%)		(0.73%)
Expected volatility		67.80%		80.50%		75.00%
Option life (years)		1.25		0.25		1.29
Expected dividends (EUR) | $		$ 0.00		$ 0.00		$ 0.00